UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21047

DREYFUS FIXED INCOME SECURITIES
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
26	Financial Highlights
27	Notes to Financial Statements
35	Report of Independent Registered
Public Accounting Firm
36	Important Tax Information
37	Information About the Review and Approval
of the Fund’s Management Agreement
41	Board Members Information
43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
High Yield Shares

The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Shares, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates. As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

David Bowser, Portfolio Manager

Note to Shareholders: On October 25, 2006, David Bowser replaced Jon Uhrig as the fund’s primary portfolio manager. Mr. Bowser has been a portfolio manager of the fund since July 2006.

How did Dreyfus High Yield Shares perform during the period?

For the 12-month period ended October 31, 2006, the fund achieved a total return of 9.38% and distributed income dividends totaling $1.01 per share.1 In comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) achieved a total return of 9.78% for the same period.2

High yield bonds produced relatively attractive returns over the reporting period due to sound credit fundamentals and positive supply-and-demand factors.The fund produced a lower return than that of its benchmark, primarily due to our emphasis on higher-quality securities during a period in which lower-rated securities fared better.

What is the fund’s investment approach?

The fund seeks maximum total return, consistent with the preservation of capital and prudent investment management, by investing in high yield bonds, commonly known as “junk bonds.” To pursue its goal, the fund invests at least 80% of its assets in high yield securities issued by U.S. and foreign entities.These may include corporate debt securities, including convertible securities and corporate commercial paper; structured notes, including high-grade or “indexed” securities, catastrophe bonds and loan participations; zero-coupon securities; and debt securities issued by state or local governments and their agencies, authorities and other instrumentalities.

When choosing securities, we seek to capture the higher yields offered by high yield bonds. Our investment process is based on security-specific credit research to seek out companies with improving business funda-mentals.We look at a variety of factors, including the company’s financial

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

strength, the state of the industry or sector, the company’s management and whether there is sufficient equity value in the company.

What other factors affected the fund’s performance?

The U.S. economy continued to expand during the first half of the reporting period, supported in part by robust business conditions in the corporate sector. As a result, defaults on high yield bonds hovered near historically low levels, and investor sentiment toward high yield issuers remained favorable. However, in the spring of 2006, an increase in the supply of newly issued bonds put temporary pressure on the market,lead-ing to a modest decline in high yield bond prices. In addition, surging energy prices and a softening housing market led to inflation and economic concerns among investors, who worried that credit conditions might deteriorate. The fund weathered this bout of market weakness, which we attribute to our emphasis on bonds with credit ratings toward the higher end of the high yield range.

Investors’ economic and inflation concerns eased over the summer as analysts began to anticipate an end to the Federal Reserve Board’s (the “Fed”) tightening campaign. Indeed, the Fed held rates steady at its meetings in August, September and October, and the fund participated to a substantial degree in the resulting rally.

Although the fund benefited from its tilt toward higher-quality securities at times during the reporting period, lower-rated bonds fared better for the reporting period overall as investors generally remained comfortable with credit risk. For example, the fund maintained an underweight position in what we viewed as the fundamentally troubled automotive sector, and we focused on bonds from the major automakers’ financing subsidiaries, which we regarded as less risky than debt securities issued by their holding companies.However,these strategies detracted from the fund’s relative performance, as the automotive sector ranked among the market’s top performers for the reporting period. In addition, results from the fund’s holdings of construction-related companies, such as building materials provider Owens-Corning, proved to be disappointing when U.S. housing markets softened. The health services sector also

4

underperformed for the reporting period, mostly due to investors’ negative reaction to the announcement of a leveraged buyout (LBO) of hospitals operator HCA.

Detractors were balanced by above-average performance in other areas. Bonds from tobacco companies rebounded from relatively depressed levels as litigation concerns eased and financial results improved. Relatively interest-rate-sensitive issuers, such as members of the insurance and office equipment industries, also fared well when the Fed refrained from raising rates.A number of new issues purchased during the reporting period also contributed positively to the fund’s relative returns, including bonds from telecommunications service providers Windstream Communications and Intelsat. Bonds issued by technology company Freescale Semiconductor gained value in anticipation of redemption when the company agreed to be acquired by a private equity consortium.

What is the fund’s current strategy?

Currently, narrow yield differences between high yield bonds and Treasuries seem to be warranted by positive credit fundamentals and robust investor demand for income-oriented securities. During the final months of 2006, we anticipate a higher volume of high yield bond issuance partly due to the financing needs of recently announced LBOs, and we are prepared to adjust the fund’s composition should new investment opportunities arise. Lastly, we feel that high yield market conditions remain sound for the foreseeable future.

November 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

FUND PERFORMANCE
† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus High Yield Shares on 6/10/02 (inception date) to a
$10,000 investment made in the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity.The bonds that compose this Index are capitalization-weighted, with total allocations to an issuer capped at 2%.The index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Shares from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ .00
Ending value (after expenses)	$1,043.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ .00
Ending value (after expenses)	$1,025.21

  Expenses are equal to the fund’s annualized expense ratio of .00%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
	Coupon	Maturity	Principal
Bonds and Notes—91.9%	Rate (%)	Date	Amount ($)	Value ($)

Advertising—.3%
Lamar Media,
Gtd. Notes	6.63	8/15/15	15,000	14,512
R.H. Donnelley Finance I,
Gtd. Notes	10.88	12/15/12	8,000 [a]	8,790
				23,302
Aerospace & Defense—1.7%
Alliant Techsystems,
Gtd. Notes	6.75	4/1/16	10,000	9,950
Argo-Tech,
Sr. Notes	9.25	6/1/11	20,000	20,850
B/E Aerospace,
Sr. Sub. Notes, Ser. B	8.88	5/1/11	21,000	21,997
DRS Technologies,
Sr. Sub. Notes	6.88	11/1/13	9,000	9,045
L-3 Communications,
Bonds	3.00	8/1/35	10,000 [a]	10,413
L-3 Communications,
Sr. Sub. Notes, Ser. B	6.38	10/15/15	15,000	14,850
L-3 Communications,
Gtd. Notes	7.63	6/15/12	45,000	46,969
				134,074
Agricultural—.2%
Alliance One International,
Gtd. Notes	11.00	5/15/12	15,000	15,675
Automotive, Trucks & Parts—.6%
Cooper-Standard Automotive,
Gtd. Notes	8.38	12/15/14	10,000 [b]	7,425
Goodyear Tire & Rubber,
Sr. Notes	9.00	7/1/15	30,000 [b]	30,487
United Components,
Sr. Sub. Notes	9.38	6/15/13	9,000	9,135
				47,047
Banks—1.6%
Chevy Chase Bank, F.S.B.,
Sub. Notes	6.88	12/1/13	105,000	106,050
Colonial Bank N.A./Montgomery, AL,
Sub. Notes	9.38	6/1/11	20,000	22,678
				128,728

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Building & Construction—2.3%
Beazer Homes USA,
Gtd. Notes	6.88	7/15/15	20,000	18,900
D.R. Horton,
Gtd. Notes	8.50	4/15/12	41,000	42,995
Goodman Global Holdings,
Sr. Sub. Notes	7.88	12/15/12	9,000	8,685
Goodman Global Holdings,
Sr. Notes, Ser. B	8.33	6/15/12	25,000 [c]	25,437
Nortek,
Sr. Sub. Notes	8.50	9/1/14	23,000	22,080
Owens Corning,
Notes	7.00	3/15/09	25,000 [d]	13,313
Owens Corning,
Bonds	7.50	8/1/18	30,000 [d]	16,500
Standard-Pacific,
Sr. Notes	6.50	8/15/10	35,000 [b]	34,300
Texas Industries,
Sr. Unscd. Notes	7.25	7/15/13	5,000	5,000
				187,210
Chemicals—4.8%
Airgas,
Sr. Sub. Notes	6.25	7/15/14	25,000	23,938
CPG International I,
Sr. Notes	10.50	7/1/13	15,000	15,375
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	20,000	21,300
Huntsman International,
Gtd. Notes	9.88	3/1/09	6,000	6,248
Huntsman International,
Gtd. Notes	10.13	7/1/09	66,000 [b]	67,320
Huntsman,
Gtd. Notes	11.63	10/15/10	15,000	16,613
Ineos Group Holdings,
Sr. Sub. Notes	8.50	2/15/16	45,000 [a]	43,537
Lyondell Chemical,
Gtd. Notes	8.00	9/15/14	25,000	25,687
Nalco,
Sr. Sub. Notes	8.88	11/15/13	64,000	67,680

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Chemicals (continued)
Nova Chemicals,
Sr. Unscd. Notes	8.41	11/15/13	25,000 [c]	25,562
PQ,
Gtd. Notes	7.50	2/15/13	10,000	9,625
Rhodia,
Sr. Notes	10.25	6/1/10	33,000	37,537
Rockwood Specialties Group,
Sr. Sub. Notes	10.63	5/15/11	13,000	14,008
Westlake Chemical,
Gtd. Notes	6.63	1/15/16	10,000	9,625
				384,055
Commercial & Professional
Services—1.5%
Brickman Group,
Gtd. Notes, Ser. B	11.75	12/15/09	13,000	13,910
Education Management,
Sr. Notes	8.75	6/1/14	20,000 [a]	20,600
Education Management,
Sr. Sub. Notes	10.25	6/1/16	30,000 [a,b]	31,275
Hertz,
Sr. Notes	8.88	1/1/14	20,000 [a]	21,000
Hertz,
Sr. Sub. Notes	10.50	1/1/16	10,000 [a]	11,025
Service Corp. International,
Sr. Notes	8.00	6/15/17	10,000 [a]	9,700
Williams Scotsman,
Gtd. Notes	8.50	10/1/15	10,000	10,375
				117,885
Consumer Products—1.2%
Chattem,
Sr. Sub. Notes	7.00	3/1/14	35,000	34,212
Church & Dwight,
Gtd. Notes	6.00	12/15/12	35,000	33,644
Playtex Products,
Gtd. Notes	9.38	6/1/11	30,000	31,350
				99,206
Diversified Financial
Services—6.9%
BCP Crystal U.S. Holdings,
Sr. Sub. Notes	9.63	6/15/14	32,000	35,280

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services (continued)
CCM Merger,
Notes		8.00	8/1/13	20,000 [a]	19,375
Consolidated Communications
Illinois/Texas Holdings, Sr.
Notes		9.75	4/1/12	10,000	10,650
E*TRADE FINANCIAL,
Sr. Notes		8.00	6/15/11	10,000	10,425
FCE Bank,
Notes	EUR	4.38	9/30/09	60,000 [c,e]	73,324
FINOVA Group,
Notes		7.50	11/15/09	19,380	5,717
Ford Motor Credit,
Notes		5.63	10/1/08	25,000	24,047
Ford Motor Credit,
Notes		6.19	9/28/07	20,000 [c]	19,872
Ford Motor Credit,
Notes		6.37	11/16/06	65,000 [c]	64,993
General Motors Acceptance
International Finance, Gtd.
Notes	EUR	4.38	10/31/07	35,000 [e]	44,594
GMAC,
Sr. Unsub. Notes	EUR	5.38	6/6/11	15,000 [e]	19,225
GMAC,
Notes		6.13	1/22/08	25,000 [b]	24,884
GMAC,
Notes		7.75	1/19/10	55,000	57,000
K & F Acquisition,
Gtd. Notes		7.75	11/15/14	10,000	10,175
Kaupthing Bank,
Notes		7.13	5/19/16	100,000 [a]	106,711
Leucadia National,
Sr. Notes		7.00	8/15/13	20,000	20,225
Stena AB,
Sr. Notes		7.50	11/1/13	13,000 [b]	13,000
					559,497
Diversified Metals & Mining—1.8%
Consol Energy,
Gtd. Notes		7.88	3/1/12	42,000	43,995
CSN Islands IX,
Gtd. Notes		10.00	1/15/15	23,000 [a]	26,824

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Metals & Mining (continued)
Freeport-McMoRan Copper & Gold,
Sr. Notes	6.88	2/1/14	25,000	25,000
Gibraltar Industries,
Gtd. Notes, Ser. B	8.00	12/1/15	15,000	14,925
Peabody Energy,
Gtd. Notes, Ser. B	6.88	3/15/13	35,000	35,700
				146,444
Electric Utilities—7.8%
AES,
Sr. Notes	8.88	2/15/11	130,000	140,400
AES,
Sr. Notes	9.38	9/15/10	35,000	38,150
Allegheny Energy Supply,
Sr. Unscd. Bonds	8.25	4/15/12	90,000 [a]	98,325
CMS Energy,
Sr. Notes	9.88	10/15/07	37,000	38,572
Edison Mission Energy,
Sr. Notes	7.50	6/15/13	25,000 [a]	25,813
Mirant North America,
Gtd. Notes	7.38	12/31/13	70,000	71,137
MSW Energy Holdings II/Finance II,
Gtd. Notes, Ser. B	7.38	9/1/10	10,000	10,200
MSW Energy Holdings/Finance,
Scd. Notes	8.50	9/1/10	20,000	20,800
Nevada Power,
Mortgage Notes	6.50	4/15/12	7,000	7,288
Nevada Power,
Mortgage Notes, Ser. A	8.25	6/1/11	18,000	19,934
NRG Energy,
Gtd. Notes	7.25	2/1/14	20,000	20,275
Reliant Energy,
Scd. Notes	9.25	7/15/10	24,000 [b]	24,960
Reliant Energy,
Scd. Notes	9.50	7/15/13	40,000	42,100
Sierra Pacific Resources,
Sr. Notes	8.63	3/15/14	54,000	58,788
TECO Energy,
Sr. Notes	6.75	5/1/15	10,000	10,250
				626,992

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Environmental Control—2.8%
Allied Waste North America,
Sr. Notes, Ser. B		8.50	12/1/08	149,000	157,567
Allied Waste North America,
Gtd. Notes, Ser. B		9.25	9/1/12	45,000	48,094
Geo Sub,
Sr. Notes		11.00	5/15/12	14,000	14,560
WCA Waste,
Sr. Notes		9.25	6/15/14	10,000 [a]	10,400
					230,621
Food & Beverages—2.4%
Agrilink Foods,
Gtd. Notes		11.88	11/1/08	3,000	3,015
Dean Foods,
Gtd. Notes		7.00	6/1/16	35,000	35,569
Del Monte,
Sr. Sub. Notes		8.63	12/15/12	28,000	29,575
Dole Food,
Sr. Notes		8.63	5/1/09	9,000	8,854
Dole Food,
Debs.		8.75	7/15/13	9,000	8,437
Dole Food,
Sr. Notes		8.88	3/15/11	6,000 [b]	5,753
Ingles Markets,
Gtd. Notes		8.88	12/1/11	5,000	5,237
Smithfield Foods,
Sr. Notes		7.00	8/1/11	25,000	25,344
Stater Brothers Holdings,
Sr. Notes		8.13	6/15/12	55,000	55,687
Stater Brothers Holdings,
Sr. Notes		8.89	6/15/10	20,000 [c]	20,200
					197,671
Health Care—2.9%
Angiotech Pharmaceuticals,
Sr. Sub. Notes		7.75	4/1/14	5,000 [a]	4,775
DaVita,
Gtd. Notes		7.25	3/15/15	25,000 [b]	25,000
Fresenius Finance,
Gtd. Notes	EUR	5.00	1/31/13	5,000 [a,e]	6,476

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
HCA,
Unscd. Sr. Notes	6.95	5/1/12	25,000	22,156
HCA,
Unscd. Sr. Notes	8.75	9/1/10	25,000	25,313
Psychiatric Solutions,
Gtd. Notes	7.75	7/15/15	10,000	9,950
Tenet Healthcare,
Sr. Notes	9.88	7/1/14	106,000	104,277
Triad Hospitals,
Sr. Sub. Notes	7.00	11/15/13	41,000	40,078
				238,025
Lodging & Entertainment—8.3%
AMC Entertainment,
Sr. Sub. Notes	9.88	2/1/12	10,000	10,388
Cinemark,
Sr. Discount Notes	9.75	3/15/14	65,000 [f]	53,219
Gaylord Entertainment,
Gtd. Notes	6.75	11/15/14	20,000 [b]	19,250
Isle of Capri Casinos,
Sr. Sub. Notes	7.00	3/1/14	15,000	14,475
Isle of Capri Casinos,
Gtd. Notes	9.00	3/15/12	15,000	15,787
Leslie ‘s Poolmart,
Sr. Notes	7.75	2/1/13	15,000	14,850
Mandalay Resort Group,
Sr. Notes	6.50	7/31/09	24,000	24,150
Mandalay Resort Group,
Sr. Sub. Notes, Ser. B	10.25	8/1/07	50,000 [b]	51,688
Mashantucket Western
Pequot Tribe,
Bonds	5.91	9/1/21	45,000 [a]	43,464
MGM Mirage,
Gtd. Notes	8.50	9/15/10	25,000	26,594
Mohegan Tribal Gaming Authority,
Sr. Notes	6.13	2/15/13	55,000	54,794
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	6.38	7/15/09	25,000	25,062
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	8.00	4/1/12	15,000	15,712

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lodging & Entertainment (continued)
Park Place Entertainment,
Sr. Sub. Notes	7.88	3/15/10	15,000	15,413
Penn National Gaming,
Sr. Sub. Notes	6.75	3/1/15	10,000 [b]	9,800
Penn National Gaming,
Sr. Sub. Notes	6.88	12/1/11	25,000 [b]	25,250
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	55,000 [a]	59,262
Resorts International Hotel and
Casino, Gtd. Mortgage Notes	11.50	3/15/09	10,000	10,075
Royal Caribbean Cruises,
Sr. Notes	8.75	2/2/11	35,000	38,385
Scientific Games,
Gtd. Notes	6.25	12/15/12	45,000	43,425
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	15,000	15,169
Speedway Motorsports,
Sr. Sub. Notes	6.75	6/1/13	65,000	64,675
Wynn Las Vegas/Capital,
First Mortgage Notes	6.63	12/1/14	25,000 [b]	24,625
				675,512
Machinery—2.2%
Case New Holland,
Gtd. Notes	9.25	8/1/11	45,000	47,981
Columbus McKinnon,
Sr. Sub. Notes	8.88	11/1/13	10,000 [b]	10,475
Douglas Dynamics,
Gtd. Notes	7.75	1/15/12	60,000 [a]	57,000
Terex,
Gtd. Notes	7.38	1/15/14	60,000	61,200
				176,656
Manufacturing—.9%
J.B. Poindexter & Co.,
Gtd. Notes	8.75	3/15/14	33,000	27,885
Polypore International,
Sr. Discount Notes	10.50	10/1/12	31,000 [b,f]	23,095
RBS Global/Rexnord,
Sr. Sub. Notes	11.75	8/1/16	20,000 [a,b]	20,900
				71,880

The Fund 15

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media—5.5%
Adelphia Communications,
Sr. Notes, Ser. B	7.75	1/15/09	26,000 [d]	20,345
CCO Holdings/Capital,
Sr. Notes	8.75	11/15/13	35,000	35,787
CSC Holdings,
Sr. Notes	7.25	4/15/12	79,000 [a]	78,309
Dex Media East/Finance,
Gtd. Notes	9.88	11/15/09	3,000	3,169
Dex Media East/Finance,
Gtd. Notes	12.13	11/15/12	50,000	55,875
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B	9.88	8/15/13	75,000	81,844
Entercom Radio/Capital,
Gtd. Notes	7.63	3/1/14	10,000	9,900
Kabel Deutschland,
Gtd. Notes	10.63	7/1/14	75,000 [a]	81,469
LBI Media,
Sr. Discount Notes	11.00	10/15/13	19,000 [f]	16,174
Lodgenet Entertainment,
Sr. Sub. Debs	9.50	6/15/13	5,000	5,375
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	36,000 [f]	31,185
Radio One,
Gtd. Notes, Ser. B	8.88	7/1/11	25,000	25,812
				445,244
Oil & Gas—7.0%
ANR Pipeline,
Notes	8.88	3/15/10	30,000	31,665
Chesapeake Energy,
Gtd. Notes	7.63	7/15/13	10,000	10,413
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	40,000	41,300
El Paso Production Holding,
Gtd. Notes	7.75	6/1/13	30,000	30,900
El Paso,
Sr. Notes	7.63	9/1/08	68,000	70,210
El Paso,
Sr. Notes	7.75	6/15/10	70,000	72,975

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Hanover Compressor,
Gtd. Notes	8.63	12/15/10	13,000	13,585
Hanover Compressor,
Sr. Notes	9.00	6/1/14	21,000	22,470
Hanover Equipment Trust,
Scd. Notes, Ser. B	8.75	9/1/11	22,000 [b]	22,990
McMoRan Exploration,
Sr. Notes	5.25	10/6/11	16,000 [a]	18,000
Northwest Pipeline,
Sr. Unscd. Notes	7.00	6/15/16	75,000	78,000
Southern Natural Gas,
Unsub. Notes	8.88	3/15/10	25,000	26,387
Whiting Petroleum,
Sr. Sub. Notes	7.25	5/1/13	35,000	34,737
Williams Cos.,
Notes	7.13	9/1/11	10,000 [b]	10,375
Williams Cos.,
Notes	7.37	10/1/10	25,000 [a,c]	25,719
Williams Cos.,
Sr. Notes	7.63	7/15/19	25,000 [b]	26,437
Williams Cos.,
Notes	7.88	9/1/21	30,000 [b]	31,875
				568,038
Packaging & Containers—5.5%
Ball,
Gtd. Notes	6.88	12/15/12	35,000	35,525
Berry Plastics Holding,
Scd. Notes	8.88	9/15/14	10,000 [a]	10,150
Berry Plastics Holding,
Scd. Notes	9.27	9/15/14	5,000 [a,c]	5,081
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	115,000	118,450
Crown Americas/Capital,
Sr. Notes	7.75	11/15/15	65,000	67,031
Norampac,
Sr. Notes	6.75	6/1/13	25,000	24,188
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	8,000	7,720

The Fund 17

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Packaging & Containers (continued)
Owens Brockway Glass Container,
Gtd. Notes	7.75	5/15/11	15,000 [b]	15,525
Owens Brockway Glass Container,
Gtd. Notes	8.25	5/15/13	5,000	5,175
Owens Brockway Glass Container,
Scd. Notes	8.75	11/15/12	2,000	2,120
Owens Brockway Glass Container,
Gtd. Notes	8.88	2/15/09	14,000	14,420
Owens-Illinois,
Debs	7.80	5/15/18	60,000	58,500
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	40,000 [a]	41,600
Smurfit-Stone Container
Enterprises, Sr. Notes	9.75	2/1/11	29,000	30,051
Solo Cup,
Sr. Sub. Notes	8.50	2/15/14	15,000 [b]	12,750
				448,286
Paper & Forest Products—2.0%
Appleton Papers,
Sr. Sub. Notes, Ser. B	9.75	6/15/14	57,000	56,715
Buckeye Technologies,
Sr. Notes	8.50	10/1/13	15,000	15,337
Georgia-Pacific,
Sr. Notes	8.00	1/15/24	15,000	15,150
Georgia-Pacific,
Notes	8.13	5/15/11	35,000	36,400
Temple-Inland,
Bonds	6.63	1/15/18	35,000	36,713
				160,315
Property & Casualty Insurance—.7%
Allmerica Financial,
Debs.	7.63	10/15/25	50,000	54,493
Real Estate Investment Trusts—1.0%
B.F. Saul REIT,
Scd. Notes	7.50	3/1/14	35,000	35,700
Host Marriott,
Sr. Notes, Ser. M	7.00	8/15/12	45,000	45,675
				81,375

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Retail—1.1%
Amerigas Partners,
Sr. Unscd. Notes	7.25	5/20/15	15,000	15,037
Jean Coutu Group PJC,
Sr. Notes	7.63	8/1/12	30,000	31,650
Neiman-Marcus Group
Gtd. Notes	9.00	10/15/15	10,000	10,775
Rite Aid,
Scd. Notes	8.13	5/1/10	15,000	15,225
VICORP Restaurants,
Sr. Notes	10.50	4/15/11	15,000	14,400
				87,087

State/Government
General Obligations—1.5%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	15,000	15,119
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	45,000	47,075
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	60,000	59,725
				121,919
Structured Index—3.3%
Dow Jones CDX,
Credit Linked Notes, Ser. 4-T2	6.75	6/29/10	264,116 [a,g]	264,777
Technology—2.6%
Fisher Scientific International,
Sr. Sub. Notes	6.13	7/1/15	50,000	49,875
Freescale Semiconductor,
Sr. Notes	6.88	7/15/11	65,000	68,251
Freescale Semiconductor,
Sr. Notes	7.13	7/15/14	70,000	75,076
IMAX,
Gtd. Notes	9.63	12/1/10	13,000 [b]	12,155
Sungard Data Systems,
Gtd. Notes	9.97	8/15/13	5,000 [c]	5,225
				210,582

The Fund 19

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications—8.7%
American Tower,
Sr. Notes		7.13	10/15/12	24,000	24,600
American Towers,
Gtd. Notes		7.25	12/1/11	37,000	38,202
Hawaiian Telcom Communications,
Gtd. Notes, Ser. B		10.79	5/1/13	15,000 [c]	15,450
Intelsat Bermuda,
Sr. Notes		11.25	6/15/16	45,000 [a]	49,219
Intelsat Subsidiary Holding,
Sr. Notes		8.25	1/15/13	30,000	30,712
Nordic Telephone Holdings,
Sr. Notes	EUR	8.25	5/1/16	50,000 [a,e]	69,894
Nortel Networks,
Gtd. Notes		10.75	7/15/16	10,000 [a]	10,750
PanAmSat,
Gtd. Notes		9.00	6/15/16	5,000 [a]	5,250
Pegasus Satellite Communications,
Sr. Notes		12.38	8/1/08	39,714 [d]	3,475
Qwest Communications
International, Gtd. Notes,
Ser. B		7.50	2/15/14	80,000	82,000
Qwest,
Bank Note, Ser. B		6.95	6/30/10	2,000 [c]	2,033
Qwest,
Sr. Notes		7.88	9/1/11	35,000	37,231
Qwest,
Sr. Notes		8.64	6/15/13	30,000 [c]	32,475
Rogers Wireless,
Scd. Notes		7.25	12/15/12	50,000	52,750
Rural Cellular,
Sr. Notes		9.88	2/1/10	10,000	10,550
UbiquiTel Operating,
Sr. Notes		9.88	3/1/11	24,000	26,100
US Unwired,
Scd. Notes, Ser. B		10.00	6/15/12	37,000 [b]	40,885
Wind Acquisition Finance,
Gtd. Bonds		10.75	12/1/15	10,000 [a]	11,163
Windstream,
Sr. Notes		8.13	8/1/13	110,000 [a]	117,975

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Windstream,
Sr. Notes	8.63	8/1/16	40,000 [a]	43,350
				704,064
Textiles & Apparel—1.3%
Invista,
Notes	9.25	5/1/12	65,000 [a]	69,388
Levi Strauss & Co.,
Sr. Notes	12.25	12/15/12	31,000	34,720
				104,108
Transportation—1.5%
CHC Helicopter,
Sr. Sub. Notes	7.38	5/1/14	23,000	22,080
Greenbrier Cos.,
Gtd. Notes	8.38	5/15/15	25,000	25,438
Gulfmark Offshore,
Gtd. Notes	7.75	7/15/14	29,000	29,290
TFM,
Gtd. Notes	10.25	6/15/07	41,000	42,076
				118,884
Total Bonds and Notes
(cost $7,313,910)				7,429,652

Preferred Stocks—.8%			Shares	Value ($)

Media
ION Media Networks,
Conv., Cum. $975			7 [a]	36,559
Spanish Broadcasting System,
Ser. B, Cum. $107.515			24	26,547
Total Preferred Stocks
(cost $57,096)				63,106

Common Stocks—.1%

Chemicals—.0%
Huntsman			117 [h]	2,021
Oil & Gas—.1%
Williams Cos.			413	10,089
Total Common Stocks
(cost $13,525)				12,110

The Fund 21

STATEMENT OF INVESTMENTS (continued)
Other Investment—4.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $341,000)	341,000 [i]	341,000

Investment of Cash Collateral
for Securities Loaned—8.1%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $650,938)	650,938 [i]	650,938

Total Investments (cost $8,376,469)	105.1%	8,496,806
Liabilities, Less Cash and Receivables	(5.1%)	(413,912)
Net Assets	100.0%	8,082,894

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to $1,574,318 or 19.5% of net assets.
[b]	All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund ‘s securities on loan is $614,932 and the total market value of the collateral held by the fund is $650,938.
[c]	Variable rate security—interest rate subject to periodic change.
[d]	Non-income producing—security in default.
[e]	Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
[f]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[g]	Security linked to a portfolio of debt securities.
[h] Non-income producing security.
[i]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Corporate Bonds	87.1	Preferred Stocks	.8
Money Market Investments	12.3	Common Stocks	.1
Structured Index	3.3	Forward Currency Exchange
State/Government		Contracts/Swaps	(.1)
General Obligations	1.5		105.0

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $614,932)—Note 1(c):
Unaffiliated issuers	7,384,531	7,504,868
Affiliated issuers	991,938	991,938
Cash		58,853
Cash denominated in foreign currencies	4,016	4,024
Dividends and interest receivable		176,448
Swaps premium paid		2,425
Unrealized appreciation on swap contracts—Note 4		2,188
		8,740,744

Liabilities ($):
Liability for securities on loan—Note 1(c)		650,938
Unrealized depreciation on swap contracts—Note 4		5,399
Unrealized depreciation on forward
currency exchange contracts—Note 4		1,513
		657,850

Net Assets ($)		8,082,894

Composition of Net Assets ($):
Paid-in capital		7,894,586
Accumulated undistributed investment income—net		48,658
Accumulated net realized gain (loss) on investments		24,012
Accumulated net unrealized appreciation
(depreciation) on investments, foreign currency
transactions and swap transactions		115,638

Net Assets ($)		8,082,894

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		614,357
Net Asset Value, offering and redemption price per share ($)		13.16

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Interest	552,169
Cash dividends:
Unaffiliated issuers	6,466
Affiliated issuers	17,531
Income from securities lending	2,667
Total Income	578,833
Expenses:
Management and Administration fee	31,065
Less—expenses assumed—Note 3(a)	(31,065)
Net Expenses	—
Investment Income—Net	578,833

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	50,576
Net realized gain (loss) on forward currency exchange contracts	154
Net realized gain (loss) on swap transactions	1,961
Net Realized Gain (Loss)	52,691
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and swap transactions	66,362
Net Realized and Unrealized Gain (Loss) on Investments	119,053
Net Increase in Net Assets Resulting from Operations	697,886

See notes to financial statements.
24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	578,833	616,537
Net realized gain (loss) on investments	52,691	10,652
Net unrealized appreciation
(depreciation) on investments	66,362	(336,882)
Net Increase (Decrease) in Net Assets
Resulting from Operations	697,886	290,307

Dividends to Shareholders from ($):
Investment income—net	(597,691)	(652,768)
Net realized gain on investments	—	(204,827)
Total Dividends	(597,691)	(857,595)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	—	522,900
Dividends reinvested	547,314	723,607
Cost of shares redeemed	—	(3,015,397)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	547,314	(1,768,890)
Total Increase (Decrease) in Net Assets	647,509	(2,336,178)

Net Assets ($):
Beginning of Period	7,435,385	9,771,563
End of Period	8,082,894	7,435,385
Undistributed investment income—net	48,658	46,853

Capital Share Transactions (Shares):
Shares sold	—	37,947
Shares issued for dividends reinvested	42,200	54,049
Shares redeemed	—	(226,234)
Net Increase (Decrease) in Shares Outstanding	42,200	(134,238)

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.00	13.83	14.02	11.60	12.50
Investment Operations:
Investment income—net [b]	.97	.98	1.12	1.33	.49
Net realized and unrealized
gain (loss) on investments	.20	(.50)	.43	2.49	(1.08)
Total from Investment Operations	1.17	.48	1.55	3.82	(.59)
Distributions:
Dividends from investment income—net	(1.01)	(1.03)	(1.12)	(1.33)	(.31)
Dividends from net realized
gain on investments	—	(.28)	(.62)	(.07)	—
Total Distributions	(1.01)	(1.31)	(1.74)	(1.40)	(.31)
Net asset value, end of period	13.16	13.00	13.83	14.02	11.60

Total Return (%) [c]	9.38	3.61	11.97	34.71	(4.73)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40	.40	.40	.40	.40[f]
Ratio of net expenses
to average net assets	.00	.00	.00	.00	.00
Ratio of net investment income
to average net assets	7.45	7.22	8.19	10.20	3.50[d]
Portfolio Turnover Rate	29.04	55.16	126.87	337.85	198.61[d]

Net Assets, end of period ($ x 1,000)	8,083	7,435	9,772	6,497	4,761

[a]	From June 6, 2002 (commencement of operations) to October 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Eclusive of wrap fee charges. In addition, all fund level expenses are borne by the Distributor.
[d] Not annualized.
[e]	Calculated based on net asset value as of the close of business on June 10, 2002 (commencement of initial offering)
to October 31, 2002.
[f] Annualized.
See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Shares (the “fund”) is a separate non-diversified series of Dreyfus Fixed Income Securities (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund ‘s investment objective is to provide investors with maximum total return consistent with the preservation of capital and prudent investment management. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund ‘s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund ‘s shares. Mellon Bank, N.A., an affiliate of the Manager, serves as custodian of the fund ‘s assets. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as transfer and dividend disbursing agent for the fund.

As of October 31, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held all of the outstanding shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through “wrap fee” programs sponsored by investment advisors or broker/dealers (“financial representatives”).Typically, participants in these programs pay an all-inclusive “wrap” fee to their financial representative. Pursuant to an agreement between the Distributor and the fund, all expenses (including but not limited to management, shareholder servicing, transfer and dividend disbursing agency, custody, trustee and professional fees) incurred in the operations of the fund are the responsibility of the Distributor.The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund ‘s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund ‘s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of:yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees,or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Investments in swap transactions are valued each business

28

day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund ‘s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund ‘s policy that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On October 31, 2006, the Board of Trustees declared a cash dividend of $.082 per share from undistributed investment income-net, payable on November 1, 2006 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2006.

30

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund‘s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $52,501, undistributed capital gains $25,700 and unrealized appreciation $110,115.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005 were as follows: ordinary income $597,691 and $798,675 and long-term capital gains $0 and $58,920, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions and consent fees, the fund increased accumulated undistributed investment income-net by $20,663, decreased accumulated net realized gain (loss) on investments by $20,613 and decreased paid-in capital by $50. Net assets were not affected by this reclassification.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2—Bank Lines of Credit:

The fund may borrow up to $1.5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under either line of credit.

NOTE 3—Management Fee, Administration Fee and Other Transactions With Affiliates:

(a) The Board of Trustees approved a Management Agreement with the Manager under which the Manager serves as investment manager of the fund and an Administration Agreement with the Distributor under which the Distributor serves as administrator. No fees are charged to the fund pursuant to these agreements as the Distributor has assumed responsibility for all operating expenses of the fund. However, for financial reporting purposes only, the fund ‘s Statement of Operations will reflect an imputed unitary fee for services provided to the fund, currently at a maximum annual rate of .40% of the value of the fund ‘s average daily net assets.

(b) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts and swap transactions, during the period ended October 31, 2006, amounted to $2,638,477 and $2,109,834, respectively.

32

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2006:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales:
Euro, expiring
12/20/2006	170,000	216,036	217,549	(1,513)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to real-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

ized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the fund at October 31, 2006:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

73,176	Dow Jones	J.P. Morgan
	CDX.NA.HY.BB.5	Chase	(2.50)	12/20/2010	(2,709)
71,250	Dow Jones	J.P. Morgan
	CDX.NA.HY.4	Chase	3.60	12/20/2010	1,806
60,000	ITRAXX S5 Index	UBS	.40	6/20/2011	382
40,000	Telekom Finanze,
	5%, 7/22/13	UBS	(.45)	9/20/2011	(270)
40,000	Wolters Kluwer,
	5.125%, 1/27/14	UBS	(.55)	9/20/2011	(343)
136,000	Dow Jones
	CDX.NA.IG.4	Morgan Stanley	(.35)	6/20/2010	(1,365)
84,000	Dow Jones
	CDX.NA.IG.4	Merrill Lynch	(.31)	6/20/2010	(712)
Total					(3,211)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2006, the cost of investments for federal income tax purposes was $8,378,157; accordingly, accumulated net unrealized appreciation on investments was $118,649, consisting of $230,317 gross unrealized appreciation and $111,668 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus High Yield Shares

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Shares (one of the funds comprising Dreyfus Fixed Income Securities), as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund ‘s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund ‘s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund ‘s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2006 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Shares at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 8, 2006

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 1.09% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,466 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns. Also, the Fund hereby designates 93.80% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying “interest related dividends.”

36

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through August 31, 2007) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory services.The Board also considered the re-approval for an annual period of the Administration Agreement for the fund, pursuant to which Dreyfus Service Corporation (the “Administrator”) provides the fund with administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Administrator.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement and Administration Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. The Board noted that the fund’s shares were offered only through “wrap fee” programs sponsored by registered investment advisers or broker/dealers approved by the Administrator. Dreyfus’ representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Administrator’s experience and capabilities as well as Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 37

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members noted that the fund pays no management fee or other expenses and, under these circumstances, there was no comparable group of funds against which the fund’s performance, management fee and expense ratio could be compared. However, the Board members reviewed the fund’s performance and comparisons to a large universe of funds, consisting of all retail and institutional high current yield funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Universe, as well as the Expense Universe (discussed below).The Board members discussed the results of the income and total return comparisons for various periods, noting that the fund’s total return performance was above the Performance Universe medians for each period ended May 31, 2006 and that the income performance ranked in the first quintile of the Performance Universe for annual periods ended May 31st.The Dreyfus representatives also presented the Board with a comparison of the fund’s calendar year total returns to the returns of its benchmark index.

The Board members also reviewed the management fees and expense ratios of a broad group of funds (the “Expense Universe”) selected and provided by Lipper, noting that the fund does not pay a management fee or bear other expenses (although the expense table in the fund’s prospectus reflects the maximum portion of the wrap program fee attributable to the management of the fund (which also may include certain operating expenses of the fund paid by the Administrator)).

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”), and noted that there were no other accounts managed by Dreyfus or its affiliates

38

with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds, noting that the fund does not pay management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.The Board noted that because the fund pays no management fee or other expenses, any further discussion of economies of scale or profitability was not relevant.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and Administration Agreement for the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s performance.

The Fund 39

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and Administration Agreement for the fund was in the best interests of the fund and its shareholders.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
Clifford L. Alexander, Jr. (73)
Board Member (2002)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody ‘s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 60
———————
Lucy Wilson Benson (79)
Board Member (2002)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 37

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Whitney I. Gerard (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 35
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund ‘s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since May 2002.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since May 2002.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon ‘s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm ‘s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

44

For	More	Information

Dreyfus
High Yield Shares
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your Dreyfus Service Corporation representative or 1-877-460-5620 Mail Dreyfus Separate Accounts, Dreyfus Service Corporation 200 Park Avenue, 10th Floor, New York, NY 10166 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Dreyfus Mortgage Shares
ANNUAL REPORT October 31, 2006

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered
Public Accounting Firm
22	Important Tax Information
23	Information About the Review and Approval
of the Fund’s Management Agreement
26	Board Members Information
28	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Mortgage Shares

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Mortgage Shares, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate. This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Robert Bayston, Portfolio Manager

Note to Shareholders: Effective April 19, 2006, Robert Baytson became the primary portfolio manager of the fund. Mr. Bayston has been a portfolio manager of the fund since January 2005.

How did Dreyfus Mortgage Shares perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund achieved a total return of 5.67% and distributed aggregate income dividends totaling $0.64 per share.1 The fund’s benchmark, the Lehman Brothers Fixed Rate Mortgage Backed Securities Index (the “Index”), achieved a total return of 5.68% for the same period.2

Despite rising short-term interest rates and occasional bouts of economic and inflation concerns, mortgage-backed securities fared relatively well over the reporting period in an environment of low price volatility.The fund’s return was in line with its benchmark, which we attribute to our security selection of issues other than traditional pass-through securities from U.S. government agencies.

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital.The fund invests at least 80% of its assets in mortgage-related securities.

The mortgage-related securities in which the fund may invest include privately issued commercial and residential mortgage pass-through securities, and other mortgage-related securities, including those issued by the Government National Mortgage Association (such as “Ginnie Maes”) or by government-related organizations such as the Federal Home Loan Mortgage Corporation, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. In addition, the fund may purchase inflation-indexed bonds and other securities

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

issued or guaranteed by the U.S. government or its agencies or its instrumentalities, and may enter into repurchase agreements collateralized by such securities.

What other factors influenced the fund’s performance?

As it had since June 2004, the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates during the first half of the reporting period in an attempt to forestall an acceleration of inflation in a growing U.S. economy. Despite these inflation-fighting measures, concerns regarding intensifying inflationary pressures occasionally arose among investors as energy prices climbed to record levels and labor markets strengthened. Nonetheless, long-term bond yields generally continued to fall, and implied volatility in the bond market remained near historically low levels, supporting prices of mortgage-backed securities.

Over the last few months, softening housing markets and more moderate employment gains suggested that the U.S. economy was slowing. This perception was later confirmed when the U.S. Department of Commerce estimated an annualized GDP growth rate of 1.6% for the third quarter of 2006, down from 2.6% and 5.5% for the second and first quarters, respectively. Citing an economic slowdown, the Fed refrained from raising interest rates at its meetings in August, September and October. Like other bond market sectors, mortgage-backed securities rallied as investors first anticipated, and then reacted to, the Fed’s first pauses in more than two years.

In this favorable investment environment, we found relatively compelling opportunities among mortgage-related securities outside of the traditional pass-through instruments that compose the bulk of the fund’s benchmark. These securities, which included privately issued mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, provided higher expected returns and lower levels of prepayment risk than Ginnie Mae pass-through securities.

4

In addition, we allocated a portion of the fund’s assets to Treasury Inflation Protected Securities (TIPS) in anticipation of a possible uptick in inflation. However, falling energy prices in the late summer and fall caused the inflation rate to moderate, and TIPS underper-formed mortgage-backed securities. Likewise, we positioned the fund for wider yield differences along the bond market’s maturity spectrum, but this strategy detracted modestly from performance when yield differences continued to narrow.

What is the fund’s current strategy?

Recent evidence of a moderate economic slowdown suggests to us that the Fed is likely neither to raise nor reduce short-term interest rates over the next several months.Accordingly, we have set the fund’s average duration in a range that is slightly longer than industry averages. In addition, we have maintained the fund’s emphasis on nonagency, asset-backed and commercial mortgage-backed securities over traditional pass-throughs.

November 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Fixed Rate Mortgage Backed Securities Index
tracks the performance of the mortgage pass-through securities of Fannie Mae (FNMA), Freddie
Mac (FHLMC) and Ginnie Mae (GNMA).The index groups securities of individual pools of mortgage-backed securities into generic aggregates with each aggregate representing the outstanding pools for a given agency, program, issue year and coupon.The index does not include buydowns, graduated equity mortgages, project loans and CMOs. Securities that are included in the index are fixed-rate securities with a weighted average maturity of at least one year and at least $150 million par amount outstanding.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns as of 10/31/06
	Inception		From
	Date	1 Year	Inception

Fund	6/10/02	5.67%	6.53%

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Mortgage Shares on 6/10/02 (inception date) to a
$10,000 investment made in the Lehman Brothers Fixed Rate Mortgage Backed Securities Index (the “Index”) on
that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index tracks the performance of the mortgage pass-through securities of Fannie Mae (FNMA), Freddie Mac (FHLMC) and Ginnie Mae
(GNMA).The Index groups securities of individual pools of mortgage-backed securities into generic aggregates with each aggregate representing the outstanding pools for a given agency, program, issue year and coupon.The Index does not include buydowns, graduated equity mortgages, project loans, and CMOs. Securities that are included in the Index are fixed-rate securities with a weighted average maturity of at least one year and at least $150 million par amount
outstanding.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mortgage Shares from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ .00
Ending value (after expenses)	$1,044.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ .00
Ending value (after expenses)	$1,025.21

† Expenses are equal to the fund’s annualized expense ratio of .00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
	Coupon	Maturity	Principal
Bonds and Notes—91.0%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./Credit Cards—1.2%
MBNA Credit Card Master Note
Trust, Ser. 2002-C1, Cl. C1	6.80	7/15/14	59,000	63,088
Asset-Backed Ctfs./
Home Equity Loans—2.1%
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2	4.15	8/25/35	113,245 [a]	112,336
Residential Mortgage
Pass-Through Ctfs.—5.8%
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1, Cl. 1A1	6.25	10/25/34	173,152	174,332
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.55	12/25/34	142,427 [a]	142,355
				316,687
U.S. Government Agencies/
Mortgage-Backed—79.1%
Federal National Mortgage Association:
6.00%, 5/1/36			541,541	545,063
6.50%, 7/1/32			166,224	170,333
Government National Mortgage Association I:
5.00%, 7/15/33			1,178,845	1,151,626
5.50%, 12/15/32—9/15/35			1,405,166	1,400,371
6.00%, 12/15/33			51,574	52,373
Ser. 2004-39, Cl. LC,
5.50%, 12/20/29			345,000	346,788
Government National Mortgage Association II:
6.00%, 7/20/35—10/20/35			382,449	386,702
6.50%, 7/20/36			222,842	228,222
				4,281,478
U.S. Government Securities—2.8%
U.S. Treasury Notes:
3.50%, 8/15/09			123,000 [b]	119,488
4.75%, 5/15/14			30,000 [c]	30,310
				149,798
Total Bonds and Notes
(cost $4,987,446)				4,923,387

8

Other Investment—7.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $416,000)	416,000 [d]	416,000

Investment of Cash Collateral
for Securities Loaned—.6%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $31,125)	31,125 [d]	31,125

Total Investments (cost $5,434,571)	99.3%	5,370,512
Cash and Receivables (Net)	.7%	38,662
Net Assets	100.0%	5,409,174

[a] Variable rate security—interest rate subject to periodic change.
[b] All or partially held by a broker as collateral for open financial futures positions.
[c] All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities on loan is $30,310 and the total market value of the collateral held by the fund is $31,125.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	81.9	Futures	.1
Asset/Mortgage Backed Securities	9.1
Money Market Investments	8.3		99.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

October 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2006 ($)

Financial Futures Long
U.S. Treasury 10 Year Notes	3	324,656	December 2006	3,797
U.S. Treasury 30 Year Bonds	3	337,969	December 2006	6,211
Financial Futures Short
U.S. Treasury 2 Year Notes	1	(204,406)	December 2006	(547)
U.S. Treasury 5 Year Notes	6	(633,375)	December 2006	(5,297)
				4,164

See notes to financial statements.
10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
(including securities on loan, valued at $30,310)—Note 1(c):
Unaffiliated issuers	4,987,446	4,923,387
Affiliated issuers	447,125	447,125
Cash		42,851
Dividends and interest receivable		25,295
Receivable for futures variation margin—Note 4		1,641
		5,440,299

Liabilities ($):
Liability for securities on loan—Note 1(c)		31,125

Net Assets ($)		5,409,174

Composition of Net Assets ($):
Paid-in capital		5,453,086
Accumulated undistributed investment income—net		25,830
Accumulated net realized gain (loss) on investments		(9,847)
Accumulated net unrealized appreciation (depreciation)
on investments (including $4,164 net unrealized
appreciation on financial futures)		(59,895)

Net Assets ($)		5,409,174

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		444,816
Net Asset Value, offering and redemption price per share ($)		12.16

See notes to financial statements.
The Fund 11

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	251,467
Affiliated issuers	12,924
Income from securities lending	15
Total Income	264,406
Expenses:
Management and Administration fee—Note 3(a)	20,885
Less—expenses assumed—Note 3(a)	(20,885)
Investment Income—Net	264,406

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on fincancial futures	5,758
Net unrealized appreciation (depreciation) on investments (including
$3,219 net unrealized apprecitation on financial futures)	21,782
Net Realized and Unrealized Gain (Loss) on Investments	27,540
Net Increase in Net Assets Resulting from Operations	291,946

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	264,406	470,949
Net realized gain (loss) on investments	5,758	290,180
Net unrealized appreciation
(depreciation) on investments	21,782	(238,906)
Net Increase (Decrease) in Net Assets
Resulting from Operations	291,946	522,223

Dividends to Shareholders from ($):
Investment income—net	(272,048)	(511,856)
Net realized gain on investments	(285,949)	(367,317)
Total Dividends	(557,997)	(879,173)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	110	8,362,730
Dividends reinvested	557,997	208,362
Cost of shares redeemed	—	(19,725,035)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	558,107	(11,153,943)
Total Increase (Decrease) in Net Assets	292,056	(11,510,893)

Net Assets ($):
Beginning of Period	5,117,118	16,628,011
End of Period	5,409,174	5,117,118
Undistributed investment income—net	25,830	25,342

Capital Share Transactions (Shares):
Shares sold	—	642,213
Shares issued for dividends reinvested	46,144	16,058
Shares redeemed	—	(1,517,298)
Net Increase (Decrease) in Shares Outstanding	46,144	(859,027)

See notes to financial statements.
The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	12.84	13.22	12.74	12.88	12.50
Investment Operations:
Investment income—net [b]	.62	.59	.60	.48	.13
Net realized and unrealized
gain (loss) on investments	.05	(.04)	.52	.22	.35
Total from Investment Operations	.67	.55	1.12	.70	.48
Distributions:
Dividends from investment income—net	(.64)	(.67)	(.50)	(.54)	(.10)
Dividends from net realized
gain on investments	(.71)	(.26)	(.14)	(.30)	—
Total Distributions	(1.35)	(.93)	(.64)	(.84)	(.10)
Net asset value, end of period	12.16	12.84	13.22	12.74	12.88

Total Return (%) [c]	5.67	4.29	8.98	5.70	3.92[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40	.40	.40	.40	.40[f]
Ratio of net expenses
to average net assets	.00	.00	.00	.00	.00
Ratio of net investment income
to average net assets	5.06	4.42	4.65	3.75	1.07[d]
Portfolio Turnover Rate	15.84	472.23[g]	578.25[g]	663.24	423.74[d]

Net Assets, end of period ($ x 1,000)	5,409	5,117	16,628	7,551	6,352

[a]	From June 6, 2002 (commencement of operations) to October 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of wrap fee charges. In addition, all fund level expenses are borne by the Distributor.
[d]	Not annualized.
[e]	Calculated based on net asset value on the close of business on June 10, 2002 (commencement of initial offering) to
October 31, 2002.
[f]	Annualized.
[g]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended October 31, 2005 and
October 31, 2004 were 127.03% and 285.49%, respectively.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Mortgage Shares (the “fund”) is a separate non-diversified series of Dreyfus Fixed Income Securities (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”) is the distributor of the fund’s shares. Mellon Bank, N.A., an affiliate of the Manager, serves as custodian of the fund’s assets. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as transfer and dividend disbursing agent for the fund.

As of October 31, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held all the outstanding shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through “wrap fee” programs sponsored by investment advisors or broker/dealers (“financial representatives”).Typically, participants in these programs pay an all-inclusive “wrap” fee to their financial representative. Pursuant to an agreement between the Distributor and the fund, all expenses (including but not limited to management, shareholder servicing, transfer and dividend disbursing agency, custody, trustee and professional fees) incurred in the operations of the fund are the responsibility of the Distributor.The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, and options,) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost,

16

which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.It is the fund’s policy,that at origination,all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned,in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On October 31, 2006, the Board of Trustees declared a cash dividend of $.054 per share from undistributed investment income-net, payable on November 1, 2006 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2006.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does

18

not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $26,654 and unrealized depreciation $70,566.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $406,281 and $879,173 and long-term capital gains $151,716 and $0, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, the fund increased accumulated undistributed investment income-net by $8,130 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $1.5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under either line of credit.

NOTE 3—Management Fee, Administration Fee and Other Transactions With Affiliates:

(a) The Board of Trustees approved a Management Agreement with the Manager under which the Manager serves as investment manager of the fund and an Administration Agreement with the Distributor under which the Distributor serves as administrator. No fees are charged to the fund pursuant to these Agreements as the Distributor has assumed responsibility for all operating expenses of the fund.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

However, for financial reporting purposes only, the fund’s Statement of Operations will reflect an imputed unitary fee for services provided to the fund, currently at a maximum annual rate of .40% of the value of the fund’s average daily net assets.

(b) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2006, amounted to $773,320 and $850,754, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2006, are set forth in the Statement of Financial Futures.

At October 31, 2006, the cost of investments for federal income tax purposes was $5,441,078; accordingly, accumulated net unrealized depreciation on investments was $70,566, consisting of $11,645 gross unrealized appreciation and $82,211 gross unrealized depreciation.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Mortgage Shares

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Mortgage Shares (one of the funds comprising Dreyfus Fixed Income Securities), as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mortgage Shares at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York December 8, 2006
The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying “interest related dividends”. Also, the fund hereby designates $.3775 per share as a long-term capital gain distribution of the $.7855 per share paid on December 20, 2005.

22

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through August 31, 2007) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory services.The Board also considered the re-approval for an annual period of the Administration Agreement for the fund, pursuant to which Dreyfus Service Corporation (the “Administrator”) provides the fund with administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Administrator.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement and Administration Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each.The Board noted that the fund’s shares were offered only through “wrap fee” programs sponsored by registered investment advisers or broker/dealers approved by the Administrator. Dreyfus’ representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Administrator’s experience and capabilities as well as Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and assistance in meeting legal and

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members noted that the fund pays no management fee or other expenses and, under these circumstances, there was no comparable group of funds against which the fund’s performance, management fee and expense ratio could be compared. However, the Board members reviewed the fund’s performance and comparisons to a large universe of funds, consisting of all retail and institutional U.S. mortgage funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Universe, as well as the Expense Universe (discussed below).The Board members discussed the results of the income and total return comparisons for various periods, noting that the fund’s total return performance ranked in the first quintile of the Performance Universe for each period ended May 31, 2006 and that the income performance was above the Performance Universe median for annual periods ended May 31st.The Dreyfus representatives also presented the Board with a comparison of the fund’s calendar year total returns to the returns of its benchmark index.

The Board members also reviewed the management fees and expense ratios of a broad group of funds (the “Expense Universe”) selected and provided by Lipper, noting that the fund does not pay a management fee or bear other expenses (although the expense table in the fund’s prospectus reflects the maximum portion of the wrap program fee attributable to the management of the fund (which also may include certain operating expenses of the fund paid by the Administrator)).

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category, and no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

24

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments. The Board noted that because the fund pays no management fee or other expenses, any further discussion of economies of scale or profitability was not relevant.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and Administration Agreement for the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s performance.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and Administration Agreement for the fund was in the best interests of the fund and its shareholders.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (2002)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————

Clifford L. Alexander, Jr. (73) Board Member (2002)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60

———————

Lucy Wilson Benson (79) Board Member (2002)

Principal Occupation During Past 5 Years:

• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:
  The International Executive Services Corps., Director Emeritus
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Trustee Emeritus
  Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 37
26

David W. Burke (70) Board Member (2003)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Whitney I. Gerard (72) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 35
———————
George L. Perry (72) Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JOSEPH M. CHIOFFI, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board and Chief Executive	Associate General Counsel of the Manager,
Officer of the Manager, and an officer of 90	and an officer of 91 investment companies
investment companies (comprised of 189	(comprised of 205 portfolios) managed by the
portfolios) managed by the Manager. Mr.	Manager. He is 44 years old and has been an
Canter also is a Board member and, where	employee of the Manager since June 2000.

applicable, an Executive Committee Member	JANETTE E. FARRAGHER, Vice President
of the other investment management	and Assistant Secretary since
subsidiaries of Mellon Financial Corporation,	August 2005.
each of which is an affiliate of the Manager.
He is 61 years old and has been an employee	Associate General Counsel of the Manager,
of the Manager since May 1995.	and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
MARK N. JACOBS, Vice President since	Manager. She is 43 years old and has been an
March 2000.	employee of the Manager since February 1984.

Executive Vice President, Secretary and	JOHN B. HAMMALIAN, Vice President and
General Counsel of the Manager, and an	Assistant Secretary since August 2005.
officer of 91 investment companies (comprised
of 205 portfolios) managed by the Manager.	Associate General Counsel of the Manager,
He is 60 years old and has been an employee	and an officer of 91 investment companies
of the Manager since June 1977.	(comprised of 205 portfolios) managed by the
Manager. He is 43 years old and has been an
MICHAEL A. ROSENBERG, Vice President	employee of the Manager since February 1991.
and Secretary since August 2005.
ROBERT R. MULLERY, Vice President and
Associate General Counsel of the Manager,	Assistant Secretary since August 2005.
and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the	Associate General Counsel of the Manager,
Manager. He is 46 years old and has been an	and an officer of 91 investment companies
employee of the Manager since October 1991.	(comprised of 205 portfolios) managed by the
Manager. He is 54 years old and has been an
JAMES BITETTO, Vice President and	employee of the Manager since May 1986.
Assistant Secretary since August 2005.
JEFF PRUSNOFSKY, Vice President and
Associate General Counsel and Assistant	Assistant Secretary since August 2005.
Secretary of the Manager, and an officer of 91
investment companies (comprised of 205	Associate General Counsel of the Manager,
portfolios) managed by the Manager. He is 40	and an officer of 91 investment companies
years old and has been an employee of the	(comprised of 205 portfolios) managed by the
Manager since December 1996.	Manager. He is 41 years old and has been an
employee of the Manager since October 1990.
JONI LACKS CHARATAN, Vice President
and Assistant Secretary since	JAMES WINDELS, Treasurer since
August 2005.	November 2001.
Associate General Counsel of the Manager,	Director – Mutual Fund Accounting of the
and an officer of 91 investment companies	Manager, and an officer of 91 investment
(comprised of 205 portfolios) managed by the	companies (comprised of 205 portfolios)
Manager. She is 50 years old and has been an	managed by the Manager. He is 48 years old
employee of the Manager since October 1988.	and has been an employee of the Manager
since April 1985.

28

ERIK D. NAVILOFF, Assistant Treasurer	JOSEPH W. CONNOLLY, Chief Compliance
since December 2002.	Officer since October 2004.
Senior Accounting Manager – Taxable Fixed	Chief Compliance Officer of the Manager and
Income Funds of the Manager, and an officer	The Dreyfus Family of Funds (91 investment
of 91 investment companies (comprised of 205	companies, comprised of 205 portfolios). From
portfolios) managed by the Manager. He is 38	November 2001 through March 2004, Mr.
years old and has been an employee of the	Connolly was first Vice-President, Mutual
Manager since November 1992.	Fund Servicing for Mellon Global Securities

ROBERT ROBOL, Assistant Treasurer	Services. In that capacity, Mr. Connolly was
since August 2005.	responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Money Market	services to third-party mutual fund clients. He
and Municipal Bond Funds of the Manager,	is 49 years old and has served in various
and an officer of 91 investment companies	capacities with the Manager since 1980,
(comprised of 205 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 42 years old and has been an	Accounting Department from 1997 through
employee of the Manager since October 1988.	October 2001.

ROBERT SVAGNA, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Equity Funds of	October 2002.
the Manager, and an officer of 91 investment	Vice President and Anti-Money Laundering
companies (comprised of 205 portfolios)	Compliance Officer of the Distributor, and the
managed by the Manager. He is 39 years old	Anti-Money Laundering Compliance Officer
and has been an employee of the Manager	of 87 investment companies (comprised of 201
since November 1990.	portfolios) managed by the Manager. He is 36
GAVIN C. REILLY, Assistant Treasurer	years old and has been an employee of the
since December 2005.	Distributor since October 1998.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

The Fund 29

For More	Information

Dreyfus	Transfer Agent &
Mortgage Shares	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your Dreyfus Service Corporation representative or 1-877-460-5620
Mail Dreyfus Separate Accounts, Dreyfus Service Corporation
200 Park Avenue, 10th Floor, New York, NY 10166
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,292 in 2005 and $42,208 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,450 in 2005 and $10,244 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,485 in 2005 and $6,601 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $755,822 in 2005 and $436,321 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FIXED INCOME SECURITIES

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	December 28, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	December 28, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)